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                                                            EXHIBIT 23.1


                CONSENT AND REPORT OF INDEPENDENT CERTIFIED
                             PUBLIC ACCOUNTANT


We hereby consent to the use of our report dated September 21, 2000, on the financial statements of Credit Concepts, Inc. in the Annual Report on Form 10-KSB (File No. 333-66853).


/s/ Moss Adams LLP


Portland, Oregon
October 14, 2000